EXHIBIT 23

                          CONSENT OF ARTHUR ANDERSEN AS

                         INDEPENDENT PUBLIC ACCOUNTANTS

                              FOR NORTH BAY BANCORP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 23, 2001 included in this Form 10-KSB, into the North Bay Bancorp's previously filed Form S-8 Registration Statement No.333-93537.

                             /s/ Arthur Andersen LLP

San Francisco, California
March 27, 2001